                                                                   EXHIBIT 10.24


                            FOUNDERS STOCK AGREEMENT

         This Agreement, made as of November 1, 1999, by and among UbiquiTel Holdings, Inc., a Delaware corporation (the "Company") and James Parsons, Donald A. Harris, Paul F. Judge, The Walter Group, Inc., a Washington corporation, and U.S. Bankcorp (each a "Founder" and collectively "Founders").

                                    RECITALS

         A. The Company has issued a total of 3,417,000 shares of Voting Common Stock to the Founders, in the amounts to each Founder as set forth on Exhibit A.

         B. The Company intends to develop and maintain a Sprint PCS system in the Reno/Tahoe market. To finance the build-out, the Company intends to raise $17,008,500 through the sale of 17,008,500 shares of preferred stock designated as Series A Preferred Stock, convertible into Voting Common Stock on a share-for-share basis. Although the Company has identified prospective purchasers of the Series A Preferred Stock, none of such purchasers has yet agreed to purchase such Stock, and an Agreement for the purchase of such Stock is currently being negotiated with such purchasers.

         C. In addition, if the Series A Preferred Stock is issued, the Company will reserve 2,040,000 shares of Voting Common Stock for issuance to management pursuant to the Company's 1999 Equity Plan, and 3,060,000 shares of Voting Common Stock for issuance pursuant to warrants issued in connection with senior and mezzanine bank financing.

         D. Assuming that the Series A Preferred Stock is sold, and that the warrants in connection with the senior and mezzanine bank financing are issued, as set forth above, the 3,417,000 shares of Voting Common Stock held by the Founders will represent 13.4% of the Company's outstanding Voting Common Stock on a fully-diluted basis.

         E. The Company also expects to develop Sprint PCS systems in other markets. The Founders will maintain their percentage of the Company's outstanding Voting Common Stock on a fully diluted basis at 13.4% for twelve months, unless the Company consummates a Major Financing Transaction (as defined below), in which case the Founders will maintain their percentage of the Company's outstanding Voting Common Stock on a fully diluted basis at 10%.

         Now, therefore, the parties agree as follows:

         1. DEFINITIONS. For purposes of this Agreement, the following terms have the meanings set forth below.

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

         "Founder's Common Stock" means the 3,417,000 shares of Voting Common Stock presently issued to the Founders, and any additional shares of Voting Common Stock issued to the Founders as a result of stock splits, stock dividends, or other recapitalizations.

         "Major Financing Transaction" means a new financing comprised of senior and mezzanine financing and private equity of not less than $400,000,000 in a single transaction, in which Wasserstein Perella & Co. Inc., or one of its affiliates, is the investment banking advisor, for a major build out of Sprint PCS systems in numerous markets.

         "Repurchase Date" means the first anniversary of the effective date of the Series A Stock Purchase Agreement, which shall be the date of execution of that agreement unless that Agreement provides otherwise.

         "Series A Stock Purchase Agreement" means the Series A Stock Purchase Agreement that the Company intends to negotiate with prospective purchasers of its Series A Preferred Stock.

         "Shares" means the Nonvoting Common Stock of the Company, par value $0.001, issued to each Founder pursuant to this Agreement, and any other shares of Nonvoting Common Stock issued to such Founder as a result of stock splits, stock dividends, or other recapitalizations of the Company.

         "Transfer" means any sale, exchange, assignment, disposition, gift, bequest, donation, pledge, mortgage, hypothecation, grant of a security interest in, encumbrance or other transfer.

         2.       AUTHORIZATION AND SALE OF SHARES.

         2.1 AUTHORIZATION. The Company has authorized the sale and issuance, pursuant to the terms of this Agreement, of 16,000,000 Shares, $0.001 par value per share, having rights, restrictions, privileges and preferences equal to the Voting Common Stock except with respect to the right to vote.

         2.2 PURCHASE AND SALE OF NONVOTING COMMON. Each Founder hereby purchases, and the Company hereby sells to each Founder, the number of Shares set forth opposite such Founder's name on EXHIBIT A, for a price equal to the par value thereof ($0.001 per share), for a total of 16,000,000 Shares. All of such shares shall initially be unvested. During the term of this Agreement, the Company shall not issue any other Shares to any person or entity except the Shares issued to the Founders hereunder. Upon receiving payment for such Shares, the Company will deliver to each Founder certificates representing such Shares, which certificates shall bear a legend as set forth in Section 5.3.

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

Within thirty (30) days of the date hereof, each Founder shall file an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, in a form satisfactory to the Company.

         3.       RESTRICTIONS ON AND REPURCHASE OF UNVESTED SHARES.

         No Founder may Transfer any Shares while such Shares are unvested, and all Shares shall be subject to repurchase by the Company, on the following terms: On the Repurchase Date, all Shares that have not vested as of such date pursuant to Section 4 shall be repurchased by the Company, for a price equal to the par value of such Shares. On such date, the Company shall notify each Founder of the number of unvested Shares then held by such Founder and shall enclose with such notice a check for the purchase price of such Shares. Upon receiving such notice, each Founder shall return to the Company the certificates representing such Shares. If such certificates represent only unvested Shares, the Company shall cancel such certificates. If such certificates represent both vested and unvested Shares, the Company shall return to such Founder new certificates representing a number of shares of Voting Common Stock equal to the number of Shares that were vested. As of the Repurchase Date, all rights of the Founders with respect to unvested Shares, other than the right to receive the purchase price for such Shares in accordance with this Section 4, shall cease and such unvested Shares shall for all purposes be treated as if they did not exist.

         4.       VESTING OF UNVESTED SHARES

         4.1      VESTING.

         (a) Each time the Company issues shares of Voting Common Stock, or shares of preferred stock of any series that are convertible into Voting Common Stock, or options or warrants for Voting Common Stock, or debt convertible into Voting Common Stock, other than issuances pursuant to subsection 4.1(c) and other than issuances in connection with a Major Financing Transaction, such number of Shares shall vest as shall, when added to the Founders' Common Stock and those Shares previously vested under this
Section 4, equal 13.4% of the total issued and outstanding Voting Common Stock on a fully diluted basis.

         (b) If the Company issues shares of Voting Common Stock, or shares of preferred stock of any series that are convertible into Voting Common Stock, or options or warrants for Voting Common Stock, or debt convertible into Voting Common Stock in connection with a Major Financing Transaction, such number of Shares shall vest as shall, when added to the Founders Common Stock and those Shares previously vested under this Section 4, equal 10% of the total issued and outstanding Voting Common Stock on a fully diluted basis.

         (c) No additional Shares shall vest upon (i) the issuance of 17,000,000 shares of Series A Preferred Stock pursuant to the Series A Preferred Stock Agreement; (ii) the

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

issuance of stock options pursuant to the Company's 1999 Equity Plan to purchase up to 2,040,000 of Voting Common Stock, (iii) the issuance of warrants to financial institutions to purchase 3,060,000 shares of Voting Common Stock, or (iv) the issuance of any shares of Voting Common Stock, or shares of preferred stock of any series that are convertible into Voting Common Stock, or options or warrants for Voting Common Stock, or debt convertible into Voting Common Stock, other than issuances referred to in (i) through (iii) above, in excess of 96,153,846 shares, (v) after the Repurchase Date, or (vi) after a Major Financing Transaction.

         4.2 SURRENDER OF CERTIFICATES. Shares that vest shall automatically and without further action on the part of any Founder or the Company become Voting Common Stock. Each time Shares vest, the Company shall notify all holders of the Company's Voting Common Stock and Series A Preferred Stock that Shares have vested and of the amount of such Shares and of the circumstances giving rise to such vesting. Any Founder whose Shares have vested in whole or in part may but shall not be obligated to tender to the Company the certificate(s) representing such Shares and receive in return a certificate for a like number of shares of Voting Common Stock, or, if a certificate represents both vested and unvested Shares, a certificate for the number of unvested Shares and a certificate for the correct number of shares of Common Stock.

         5.       TRANSFER OF SHARES.

         5.1 RESTRICTED SHARES. "Restricted Shares" means (i) the Shares, (ii) the shares of Voting Common Stock issued or issuable upon vesting of the Shares, and (iii) any other shares of capital stock of the Company issued in respect of such shares (as a result of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); PROVIDED, HOWEVER, that shares of Voting Common Stock which are Restricted Shares shall cease to be Restricted Shares (x) upon any sale pursuant to a registration statement under the Securities Act, Section 4(l) of the Securities Act, or Rule 144 under the Securities Act or (y) at such time as they become eligible for sale under Rule 144(k) under the Securities Act.

         5.2      REQUIREMENTS FOR TRANSFER.

                  (a) Subject to the repurchase provisions of Section 3 hereof, Restricted Shares shall not be sold or transferred unless either (i) they shall have been registered under the Securities Act, or (ii) the Company shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.

                  (b) Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by a Founder which is a corporation to a wholly owned subsidiary of such corporation or to an officer, director, or employee of such corporation, a transfer by a Founder which is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to

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

the estate of any such partner or retired partner, or a transfer by a Founder which is a limited liability company to a member of such limited liability company or a retired member who resigns after the date hereof or to the estate of any such member or retired member; or a transfer by a Founder which is an individual to a member of the immediate family of such individual or to a trust solely for the benefit of such individual or the members of the immediate family of such individual or to the estate of such individual, provided that the transferee in each case agrees in writing to be subject to the terms of this Section 5.2 to the same extent as if it were the original Founder hereunder, or (ii) a transfer made in accordance with Rule 144 under the Securities Act.

         5.3 LEGEND. Each certificate representing Restricted Shares shall bear a legend substantially in the following form:

         "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such shares are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required. The shares represented by this certificate are subject to transfer and mandatory repurchase by the company PURSUANT TO the founders stock agreement dated as of NOVEMBER 1, 1999, A COPY OF WHICH MAY BE OBTAINED FROM THE cOMPANY."

         6. REPRESENTATIONS OF THE FOUNDERS. Each Founder severally represents and warrants to the Company as follows:

         6.1 INVESTMENT. Such Founder is acquiring the Shares for his or its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and, except as contemplated by this Agreement and the Exhibits hereto, such Founder has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof. Such Founder is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

         6.2 AUTHORITY. Such Founder has full power and authority to enter into and to perform this Agreement in accordance with its terms. Any Founder that is a corporation, partnership, or trust represents that it has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Company.

         6.3 EXPERIENCE. Such Founder is familiar with the proposed business plan of the Company, and has made detailed inquiry concerning the Company, its business and its personnel; the officers of the Company have made available to such Founder any and all written information which he or it has requested and have answered to such Founder's

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

satisfaction all inquiries made by such Founder; and such Founder has sufficient knowledge and experience in finance and business that he or it is capable of evaluating the risks and merits of his or its investment in the Company and such Founder is able financially to bear the risks thereof. Each Founder understands that its investment in the Company will for some period of time be illiquid

         7.       MISCELLANEOUS.

         7.1 STOCK TRANSFER RECORD. The Company shall maintain a Stock Transfer Book in which shall be recorded the name and address of each shareholder. No Transfer of stock shall be effective or valid unless and until recorded in such Stock Transfer Book. The Company agrees not to record any Transfer of Shares in its Stock Transfer Book unless (i) the Transfer strictly complies with all of the provisions of this Agreement, and (ii) the transferee shall have agreed in writing to be bound by all of the provisions of this Agreement applicable to Founders and shall become a party hereto.

         7.2 CONFIDENTIAL. Each Founder agrees that he, she or it will keep confidential and will not disclose, divulge or use for any purpose not related to the business of the Company any confidential, proprietary or secret information which such Founder may obtain from the Company by virtue of being a Founder pursuant to this Agreement, ("CONFIDENTIAL INFORMATION"), unless such Confidential Information is known, or until such Confidential Information becomes known, to the public (other than as a result of a breach of this Section 7.2 by such Founder); PROVIDED, HOWEVER, that a Founder may disclose Confidential Information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company, (ii) to any prospective purchaser of any Shares from such Founder as long as such prospective purchaser agrees in writing to be bound by the provisions of this
Section 7.2, (iii) to any affiliate of such Founder or to a partner, stockholder or subsidiary of such Founder, provided that such affiliate agrees in writing to be bound by the provisions of this Section 7.2, or (iv) as may otherwise be required by law, provided that the Founder takes reasonable steps to minimize the extent of any such required disclosure.

         7.3 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware (without reference to the conflicts of law provisions thereof).

         7.4 NOTICES. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by messenger, or via a reputable nationwide overnight courier service guaranteeing next business day delivery, or by facsimile followed by first class mail, in each case to the intended recipient as set forth below:

         If to the Company, at the principal address of the Company.

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

         If to a Founder, at the address set forth below such Founder's signature to this Agreement.

         Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

         7.5 COMPLETE AGREEMENT. This Agreement (including Exhibit A) and the Ancillary Agreements constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

         7.6 AMENDMENTS AND WAIVERS. This Agreement may be amended only by a written amendment signed by all parties. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

         7.7 COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

         Executed as of the date first written above.

                                UBIQUITEL HOLDINGS, INC.

                                By:
                                   ------------------------------------------
                                Name:  Donald A. Harris
                                Title:  President and Chief Executive Officer

                                FOUNDERS:

                                ---------------------------------------------
                                Donald A. Harris

                                Address:
                                        -------------------------------------

                                ---------------------------------------------

                                ---------------------------------------------

                                THE WALTER GROUP

                                By:
                                   ------------------------------------------
                                Title:


                                Address:
                                        -------------------------------------

                                ---------------------------------------------

                                ---------------------------------------------

                                U.S. BANCORP

                                By:
                                   ------------------------------------------
                                Title:


                                Address:
                                        -------------------------------------

                                ---------------------------------------------

                                ---------------------------------------------


                                ---------------------------------------------
                                James Parsons


                                Address:
                                        -------------------------------------

                                ---------------------------------------------

                                ---------------------------------------------


                                ---------------------------------------------
                                Paul F. Judge


                                Address:
                                        -------------------------------------

                                ---------------------------------------------

                                ---------------------------------------------

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

                                    EXHIBIT A

                              FOUNDERS COMMON STOCK

                                           Voting Common Stock               Nonvoting Common Stock
James Parsons                                443,700                           2,077,600
Donald A. Harris                             994,500                           4,656,640
The Walter Group, Inc.                     1,281,375                           6,000,160
Paul F. Judge                                401,625                           1,880,480
US Bancorp                                   295,800                           1,385,120


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